Exhibit 99.3

NON-COMPETE AGREEMENT

THIS NON-COMPETE AGREEMENT is made as of this      day of January, 2005, by and between RLI Acquisition Sub, LLC, a Delaware limited liability company (the “Company”), and                      (“Executive”).

WHEREAS, pursuant to the terms of an Agreement and Plan of Merger and Reorganization dated as of January     , 2005 (the “Merger Agreement”), by and among Renaissance Learning, Inc., a Wisconsin corporation (“Parent”), the Company, a wholly owned subsidiary of Parent, RLI Acquisition Corp., Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), and AlphaSmart, Inc., a Delaware corporation (the “Seller”), as of the Effective Time (as defined in the Merger Agreement), Merger Sub will merge with and into the Seller (the “Step One Merger”), followed by the merger of the Seller, as the surviving corporation of the Step One Merger, with and into the Company (the “Step Two Merger,” and together with the Step One Merger, the “Mergers”), with the Company being the ultimate surviving entity in the Mergers;

WHEREAS, Executive is a significant stockholder of the Seller and as a result of the Mergers, will be entitled to a proportionate share of the total consideration issued in the Mergers;

WHEREAS, Parent wishes to protect its investment in the business of the Seller acquired pursuant to the Mergers by restricting the activities of Executive which might compete with or otherwise harm such business;

WHEREAS, Parent has required Executive to agree to the terms set forth herein as a material inducement and consideration to Parent to enter into the Merger Agreement; and

WHEREAS, Executive is entering into this Non-Compete Agreement to provide Parent with a significant inducement to consummate the Mergers.

NOW, THEREFORE, the Company and Executive, in consideration of the Merger consideration to which Executive will receive pursuant to the Mergers and the promises hereinafter set forth, do hereby promise and agree as follows:

ARTICLE I

Non-Compete

1.1 Noncompetition.

1.1.1 Executive acknowledges that the Company compensates employees like Executive to, among other things, develop and maintain valuable goodwill and relationships on behalf of the Company, and to maintain business information for the Company’s exclusive ownership and use. As a result, Executive agrees that he shall not, without the prior written consent of the Company, for five (5) years after the Step Two Merger Effective Time (as defined in the Merger Agreement), directly or indirectly, as an employee, consultant, representative, trustee, partner, owner, proprietor or otherwise, anywhere within the State of California or any other state within the United States or anywhere the Company has engaged in business, including, but not limited to, all areas where it has conducted any phase of its business activity relating to Educational Application Hardware/Software (as defined below), such as product development, sales, promotional and marketing activities (i) acquire an interest in, work for, render advice or assistance to or otherwise participate or engage in the business of any Educational Application Hardware/Software Provider (as defined below), except in connection with his employment with the Company, provided, however, that Executive may (1) own (solely as a passive investor) securities in any company that may be engaged in the business relating to Educational Application Hardware/Software, but only to the extent Executive does not own, of record or beneficially, more than an aggregate of five percent (5%) of the outstanding securities of such company that represent (either directly or upon conversion or exchange of any other securities) equity ownership thereof, and (2) work for a division, entity, or subgroup of any of business that is an Educational Application Hardware/Software Provider so long as such division, entity, or subgroup (or any other division, entity, or subgroup of such business) does not compete directly with the Company, (ii) knowingly persuade, or attempt to persuade, any Customer (as defined below) not to do business with the Company and/or any Affiliate (as defined below), or (iii) knowingly persuade, or attempt to persuade, any Customer to obtain Educational Application Hardware/Software from any Educational Application Hardware/Software Provider other than the Company and/or any Affiliate. Notwithstanding the foregoing, if, following or in connection with a Change of Control (as defined below), (A) Executive’s employment with the Company is terminated without Cause (as defined in the employment agreement between the Company and Executive of even date herewith (the “Employment Agreement”)) or (B) Executive resigns from his employment with the Company for Good Reason (as defined in the Employment Agreement), then upon the date of such termination, or, if Executive is entitled to receive severance benefits under the Employment Agreement as the result of such termination, on the date such severance benefits cease, the provisions of this Section 1.1.1 shall no longer apply.

1.1.2 For purposes hereof, the term “Educational Application Hardware/Software” shall mean hardware and software (and related services) (i) used by educators for educational assessment or instruction (including the related electronic content supporting these applications) in elementary, secondary and/or post-secondary schools that was in direct competition with products or services made or sold by or on behalf of, or was being developed by, the Company and/or any subsidiary of the Company, in either case, during Executive’s employment with the Company, or is in direct competition with products or services made or sold by or behalf of, or is being developed by, Parent and/or any subsidiary of Parent as of the date hereof, or (ii) sold to individual and commercial end users that was in direct competition with products or services made or sold by or on behalf of, or was being developed by, the Company and/or any subsidiary of the Company, in either case, during Executive’s employment with the Company, or is in direct competition with products or services made or sold by or behalf of, or is being developed by, Parent and/or any subsidiary of Parent as of the date hereof. The term “Educational Application Hardware/Software Provider” shall mean any business which is engaged in the development, sale, licensing, use and/or publication of Educational Application Hardware/Software. For avoidance of doubt, any entity, business or person that develops, sells, licenses, uses and/or publishes software, computing devices or other technology that is not specifically targeted at elementary, secondary and/or post-secondary schools will not be deemed to be in direct competition with the products or services made or sold by or on behalf of Parent and/or any Affiliate, including, without limitation, the Company and its subsidiaries; provided, however, this sentence will not apply if, at the time of Executive’s termination of employment with the Company, 20% or more of the revenues of the Company and its subsidiaries during the 12 months preceding such termination date were received, directly or indirectly, from end-users that are not elementary, secondary and/or post-secondary schools or their students or teachers.

1.1.3 For purposes hereof, a “Customer” shall mean, while Executive is employed by the Company, any person or entity who has been an actual or potential customer (potential customer is defined as a person or entity with whom the Company or any of its Affiliates has engaged in substantial negotiations during the preceding six (6) months) of the Company or any of its Affiliates and, in the case of the termination of Executive’s employment, any person or entity who has been a customer of the Company or any of its Affiliates within the period of six (6) months prior to the termination of Executive’s employment or a potential customer (as defined above) with whom the Company or any of its Affiliates has engaged in negotiations within such six (6) month period.

1.1.4 For purposes hereof, the term “Change of Control” shall mean:

(a) any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) (the “Exchange Act”) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Parent representing 50% or more of the total voting power represented by Parent’s then outstanding voting securities, provided, however that the following acquisitions of securities shall not constitute a Change of Control: (i) any acquisition directly from Parent, (ii) any acquisition by Parent, or (iii) any acquisition by a Related Person (as defined below); or

(b) a change in the composition of the Board of Directors of Parent occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” will mean directors who either (A) are directors of Parent as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to Parent); or

(c) the date of the consummation of a merger or consolidation of Parent with any other corporation that has been approved by the shareholders of Parent, other than a merger or consolidation which would result in the voting securities of Parent outstanding immediately prior thereto continuing to represent

(either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the total voting power represented by the voting securities of Parent or such surviving entity outstanding immediately after such merger or consolidation; or

(d) the date of the consummation of the sale or disposition by Parent of all or substantially all Parent’s assets; or

(e) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities, provided, however that the following acquisitions of securities shall not constitute a Change of Control: (i) any acquisition by Parent or one of its subsidiaries, or (ii) any acquisition by a Related Person; or

(f) the date of the consummation of a merger or consolidation of the Company with any other entity that has been approved by the shareholder(s) of the Company, unless, following such merger or consolidation, Parent or a subsidiary thereof directly or indirectly holds securities of the Company representing 50% or more of the total voting power represented by the voting securities of the Company or the surviving entity outstanding immediately after such merger or consolidation; or

(g) the date of the consummation of the sale or disposition by the Company of all or substantially all the Company’s assets (other than such a sale or disposition to Parent or a subsidiary of Parent).

1.1.5 For purposes hereof, the term “Related Person” shall mean any one or more members of a group consisting of (a) Terrance and Judith Paul, their issue and/or spouses of their issue, (b) a trust or estate of which one or more persons described in (a) are beneficiaries, (c) a corporation or other entity in which any one or more persons, trusts or estates described in (a) and/or (b) own a majority of the profits of such entity, or (d) any corporation or other entity which is controlled by any corporation or other entity described in (c) above.

EXECUTIVE ACKNOWLEDGES AND REPRESENTS THAT THE SCOPE OF THE RESTRICTIONS IN SECTION 1.1 HEREOF ARE APPROPRIATE, NECESSARY AND REASONABLE FOR THE PROTECTION OF THE BUSINESS, GOODWILL AND PROPERTY RIGHTS OF THE COMPANY AND ITS AFFILIATES AND WILL NOT PREVENT EXECUTIVE FROM EARNING A LIVING IN THE EVENT OF, AND AFTER, TERMINATION OF HIS EMPLOYMENT BY THE COMPANY.

1.2 Injunction. Executive recognizes that irreparable and incalculable injury may result to the Company, its business and property, in the event of a breach by him of any of the restrictions imposed by this Article I and agrees that if he shall engage in any acts in violation of the provisions hereof, the Company shall be entitled, in addition to such other remedies and damages as may be available, to seek an injunction prohibiting him from engaging in such acts.

1.3 Subsequent Employment. In the event of the expiration or termination of Executive’s employment with the Company, Executive agrees, prior to the commencement of any new employment, to advise any new employer who is or subsequently becomes an Educational Application Hardware/Software Provider of the terms of this Agreement and to furnish such new employer with a copy of this Agreement. Executive further agrees that the Company may furnish copies of this Agreement to any such new employer.

ARTICLE II

Miscellaneous

2.1 Governing Law. The parties hereto agree that all terms and conditions of this Agreement shall be governed by, construed and enforced in accordance with the laws of the State of California, without giving effect to any choice of law or conflict provision or rule that would cause the application of the laws of any other jurisdiction.

2.2 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when hand delivered, including, without limitation, by courier or overnight delivery service, or when sent by facsimile (transmission confirmed), or five (5) days after being mailed, certified or registered mail, with postage prepaid addressed to the parties at their respective addresses set forth opposite the signatures hereto or to such changed address as either party shall designate by proper notice to the other.

2.3 Definition of Affiliate. As used in this Agreement, an “Affiliate” of the Company shall mean a parent, subsidiary, brother or sister corporation or other corporation or entity which controls the Company or which the Company controls or which is under common control with the Company. For purposes hereof, “control” means, in the case of a corporation, direct or indirect ownership of more than fifty percent (50%) of the interest entitled to a vote for a majority of the Board of Directors or equivalent body or, in the case of a partnership, limited liability company or other entity, direct or indirect ownership of the right to receive more than fifty percent (50%) of the profits thereof.

2.4 Headings. The headings to Articles and Sections of this Agreement are for reference only and shall not be used in construing the provisions hereof or otherwise affect the meaning hereof.

2.5 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original but all of which shall constitute but one and the same agreement and shall become binding upon the parties when each party hereto has executed one or more counterparts.

2.6 Entire Agreement. This Agreement embodies the entire agreement and understanding among the parties hereto and supersedes all prior agreements and understandings related to the subject matter hereof. There are no representations, warranties, covenants, promises or agreements on the part of either party hereto to the other party hereto which are not explicitly set forth herein.

2.7 Modifications; Waivers. Any modification or amendment of or with respect to any provision of this Agreement shall not be effective unless it shall be in writing and signed by the parties hereto, and shall designate specifically the terms and provisions so modified. Any waiver of or with respect to any provision of this Agreement shall not be effective unless it shall be in writing and signed by the party against whom it is sought to be enforced.

2.8 Benefit; Assignment. The Company may not assign this Agreement without the written consent of Executive, except that the Company may assign its rights and obligations hereunder to any Affiliate and except that, if the Company shall merge or consolidate with or into, or transfer substantially all of its assets, including goodwill, to another corporation or other form of business organization, this Agreement shall be binding upon and inure to the benefit of the successor corporation in such merger, consolidation or transfer. Executive may not assign, pledge or encumber any interest in this Agreement or any part thereof without the prior written consent of the Company. Notwithstanding the foregoing, this Agreement shall terminate and no longer be of any force and effect upon the earliest to occur of the following:

2.8.1 Parent or the Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated, (v) become insolvent (as such term may be defined or interpreted under any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vii) take any action for the purpose of effecting any of the foregoing; or

2.8.2 Proceedings for the appointment of a receiver, trustee, liquidator or custodian of Parent or the Company or of all or a substantial part of the respective property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to Parent or the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within 30 days of commencement.

2.9 Severability. If any court of competent jurisdiction determines that any provision of this Agreement is invalid or unenforceable, then such invalidity or unenforceability shall have no effect on the other provisions hereof, which shall remain valid, binding and enforceable and in full force and effect, and such invalid or unenforceable provision shall, to the extent allowed by law, be construed in a manner so as to give the maximum valid and enforceable effect to the intent of the parties expressed therein.

2.10 Effectiveness. For avoidance of doubt, although this Agreement is binding as of the date hereof, its provisions do not become effective unless and until the Mergers are consummated. If the Merger Agreement terminates for any reason other than the consummation of the Mergers pursuant to its terms, this Agreement shall automatically terminate and be of no further force and effect.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

COMPANY:

Address for Notice:	RLI ACQUISITION SUB, LLC

RLI Acquisition Sub, LLC 2911 Peach Street P.O. Box 8036 Wisconsin Rapids, Wisconsin 54495 Fax: (715) 424-3414
By:
John R. Hickey, President

Address for Notice:	EXECUTIVE:

Fax:

SIGNATURE PAGE TO NON-COMPETE AGREEMENT